Quarterly Report
September 30, 2021
MFS®  Utilities Series
MFS® Variable Insurance Trust
VUF-Q3

Portfolio of Investments
9/30/21 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.4%
Cable TV – 2.2%
Charter Communications, Inc., “A” (a)	36,024	$26,209,622
Natural Gas - Distribution – 2.9%
Atmos Energy Corp.	238,373	$21,024,498
China Resources Gas Group Ltd.	1,178,000	6,189,129
UGI Corp.	162,556	6,928,137
		$34,141,764
Natural Gas - Pipeline – 1.0%
Enterprise Products Partners LP	257,883	$5,580,588
Equitrans Midstream Corp.	608,877	6,174,013
Plains All American Pipeline LP	30,820	313,439
		$12,068,040
Telecommunications - Wireless – 8.1%
Advanced Info Service Public Co. Ltd.	1,765,900	$10,229,538
Cellnex Telecom S.A.	541,254	33,363,949
KDDI Corp.	226,700	7,491,870
Rogers Communications, Inc., “B”	247,362	11,551,762
SBA Communications Corp., REIT	62,355	20,612,692
T-Mobile USA, Inc. (a)	97,685	12,480,236
		$95,730,047
Telephone Services – 1.4%
Hellenic Telecommunications Organization S.A.	472,528	$8,878,062
NOS, SGPS S.A.	772,258	3,093,751
Telesites S.A.B. de C.V. (a)	5,689,300	4,933,676
		$16,905,489
Utilities - Electric Power – 82.8%
AES Corp.	1,006,141	$22,970,199
ALLETE, Inc.	84,817	5,048,308
Alliant Energy Corp.	443,078	24,803,506
American Electric Power Co., Inc.	236,477	19,197,203
CenterPoint Energy, Inc.	1,428,556	35,142,478
CLP Holdings Ltd.	795,000	7,646,574
Dominion Energy, Inc.	798,867	58,333,268
DTE Energy Co.	243,986	27,255,676
Duke Energy Corp.	544,668	53,154,150
E.ON SE	1,956,015	23,930,795
Edison International	603,888	33,497,667
EDP Renovaveis S.A.	2,230,717	54,937,100
Electricite de France S.A.	513,208	6,444,791
Emera, Inc.	330,222	14,954,630
Enel S.p.A.	4,146,654	31,836,086
Energias de Portugal S.A.	3,185,812	16,711,795
Entergy Corp.	86,898	8,629,840
Equatorial Energia S.A.	1,293,100	6,019,389
Evergy, Inc.	389,340	24,216,948
Exelon Corp.	1,259,808	60,899,121
FirstEnergy Corp.	717,511	25,557,742
Iberdrola S.A.	3,170,387	31,664,432
National Grid PLC	1,865,475	22,190,385
Neoenergia S.A.	899,100	2,527,700
NextEra Energy Partners LP	40,075	3,020,052
NextEra Energy, Inc.	1,336,902	104,973,546

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
PG&E Corp. (a)	3,788,911	$36,373,546
Pinnacle West Capital Corp.	160,388	11,605,676
Portland General Electric Co.	128,597	6,042,773
Public Service Enterprise Group, Inc.	362,117	22,052,925
RWE AG	709,227	25,072,134
Sempra Energy	341,998	43,262,748
Southern Co.	1,103,733	68,398,334
SSE PLC	1,525,899	32,041,632
Vistra Corp.	436,352	7,461,620
		$977,874,769
Total Common Stocks		$1,162,929,731
Convertible Preferred Stocks – 0.6%
Utilities - Electric Power – 0.6%
DTE Energy Co.	64,750	$3,254,335
NextEra Energy, Inc.	64,600	3,292,016
Total Convertible Preferred Stocks		$6,546,351
Investment Companies (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 0.04% (v)	7,664,254	$7,664,254

Other Assets, Less Liabilities – 0.4%		4,431,083
Net Assets – 100.0%		$1,181,571,419
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $7,664,254 and $1,169,476,082, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Derivative Contracts at 9/30/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	17,289,718	CAD	21,545,756	JPMorgan Chase Bank N.A.	10/08/2021	$279,285
USD	68,870,210	EUR	58,647,884	Barclays Bank PLC	11/12/2021	885,593
USD	1,469,746	EUR	1,237,003	BNP Paribas S.A.	10/08/2021	36,759
USD	2,355,021	EUR	1,982,558	Citibank N.A.	10/08/2021	58,359
USD	16,620,233	EUR	14,153,682	JPMorgan Chase Bank N.A.	10/08/2021	224,128
USD	6,940,236	EUR	5,861,403	Merrill Lynch International	10/08/2021	150,188
USD	7,478,831	EUR	6,360,227	Morgan Stanley Capital Services, Inc.	10/08/2021	110,929
USD	96,054,871	EUR	81,048,917	State Street Bank Corp.	10/08/2021	2,165,056
USD	35,315,685	GBP	25,530,063	Goldman Sachs International	10/08/2021	916,384

Portfolio of Investments (unaudited) – continued

Forward Foreign Currency Exchange Contracts − continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives − continued
USD	2,816,717	GBP	2,057,000	Merrill Lynch International	10/08/2021	$45,108
						$4,871,789
Liability Derivatives
EUR	1,167,602	USD	1,378,439	BNP Paribas S.A.	10/08/2021	$(25,849)
EUR	341,846	USD	405,534	Brown Brothers Harriman	10/08/2021	(9,528)
EUR	377,007	USD	441,497	Citibank N.A.	10/08/2021	(4,760)
EUR	15,516,560	USD	18,427,653	HSBC Bank	10/08/2021	(452,744)
EUR	2,245,917	USD	2,655,859	Merrill Lynch International	10/08/2021	(54,111)
EUR	1,618,624	USD	1,905,970	Morgan Stanley Capital Services, Inc.	10/08/2021	(30,901)
EUR	1,186,134	USD	1,401,107	State Street Bank Corp.	10/08/2021	(27,050)
						$(604,943)
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
9/30/21 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of September 30, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$807,766,902	$—	$—	$807,766,902
Portugal	—	74,742,646	—	74,742,646
Spain	—	65,028,381	—	65,028,381
United Kingdom	—	54,232,017	—	54,232,017
Germany	—	49,002,929	—	49,002,929
Italy	—	31,836,086	—	31,836,086
Canada	26,506,392	—	—	26,506,392
Thailand	—	10,229,538	—	10,229,538
Greece	8,878,062	—	—	8,878,062
Other Countries	19,669,894	21,583,235	—	41,253,129
Mutual Funds	7,664,254	—	—	7,664,254
Total	$870,485,504	$306,654,832	$—	$1,177,140,336
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$4,871,789	$—	$4,871,789
Forward Foreign Currency Exchange Contracts – Liabilities	—	(604,943)	—	(604,943)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,847,086	$96,839,241	$94,022,073	$—	$—	$7,664,254
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$4,046	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of September 30, 2021, are as follows:
United States	69.4%
Portugal	6.3%
Spain	5.5%
United Kingdom	4.6%
Germany	4.1%
Italy	2.7%
Canada	2.2%
Thailand	0.9%
Greece	0.8%
Other Countries	3.5%
The issuer country weighting percentages include both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

Supplemental Information (unaudited) – continued
(4) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.